UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2009
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events
Item 8.01 Other Events.
This Current Report on Form 8-K is being filed to update Management’s Discussion and Analysis and the financial statements of Westwood One Inc. (the “Company”) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”) and includes pro forma financial information related to the Restructuring (defined below) and conversion of the Company’s Class B stock, Series A-1 Convertible Preferred Stock and Series B Convertible Preferred Stock which the Company anticipates will occur on June 26, 2009 if the Company’s stockholders approve the proposed amendments to the Company’s charter, which amendments include an increase in the authorized shares of Company common stock and a 200 to 1 reverse stock split.
Updates to 2008 10-K
As described in more detail in two Current Reports on Form 8-K filed with the SEC on April 27, 2009, on April 23, 2009, the Company completed the refinancing of its outstanding long-term indebtedness and the recapitalization of its equity (the “Restructuring”). As part of the Restructuring, the Company entered into a Securities Purchase Agreement with: (1) holders of its then outstanding Senior Notes which were issued under the Note Purchase Agreement, dated as of December 3, 2002 and (2) lenders under the Credit Agreement, dated as of March 3, 2004.
Based on the facts and circumstances that existed at March 30, 2009, the Company concluded that if it were unable to consummate the Restructuring or its lenders chose to exercise the remedies then available to them as a result of the Company’s prior uncured events of default, the Company would have been forced to seek the protection of the bankruptcy laws and that these factors raised substantial doubt about the Company’s ability to continue as a going concern.
As described above, based on the facts and circumstances that existed at March 30, 2009, the Company previously disclosed there was substantial doubt about its ability to continue as a going concern. The Company’s management has subsequently reviewed the impact of the Restructuring, including projected covenant compliance under the new debt, the results of the Company’s restructuring plan and its current forecasted results and has concluded that the conditions that gave rise to substantial doubt about the Company’s ability to continue as a going concern have been removed.
The updated information sets forth information related to the refinancing and recapitalization, which has been incorporated into the notes to the Company’s financial statements (as described below) and the Company’s MD&A which was originally filed in the Company’s Annual Report on Form 10-K for the period ending December 31, 2008 (the “2008 10-K”).

The following updated information is presented in this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference:
•	Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in order to update the original Item 7 set forth in the Company’s 2008 10-K.

•
Part II — Item 8. Financial Statements and Supplementary Data — Financial Statements (including related notes to the consolidated Financial Statements) as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 in order to update the original Item 8 set forth in the Company’s 2008 10-K.

The aforementioned sections have only been updated for the reasons set forth above and have not been updated for any other events.
Pro Forma Financial Information
In connection with the Restructuring, Gores acquired a 75.1% interest in the Company which constituted a change of control transaction that requires the Company to follow the purchase method of accounting, as described by Statement of Financial Accounting Standards (SFAS) 141R, “Business Combinations” (“SFAS 141R”). The Company considered the ownership held by Gores and the Company’s then existing debt holders as a collaborative group in accordance with Emerging Issues Task Force D-97, “Push Down Accounting”. As a result, the Company will follow the acquisition method of accounting, as described by Statement of Financial Accounting Standards (SFAS) 141R, “Business Combinations” and will apply the SEC rules and guidance regarding “push down” accounting treatment effective April 23, 2009.
Furnished as Exhibit 99.2 and incorporated herein by reference are the unaudited pro forma financial statements (the “Pro Forma Financials”) of the Company for the year ended December 31, 2008 and for the three months ended March 31, 2009, which were derived from the Company’s unaudited historical financial statements as of and for the three months ended March 31, 2009 and from the audited historical financial statements for the twelve months ended December 31, 2008. The Pro Forma Financials reflect the Restructuring that occurred on April 23, 2009 and the conversion of each of the Series A-1 Convertible Preferred Stock, Series B Convertible Preferred Stock and Class B stock into common stock and the effects of the 200:1 reverse stock split. The conversion and reverse stock split will occur on June 26, 2009 if the Company’s stockholders approve the proposed amendments to the Company’s charter as set forth in more detail in a definitive proxy statement filed by the Company with the SEC on June 4, 2009. The unaudited pro forma balance sheet as of March 31, 2009 has been prepared as if all of the aforementioned events occurred on such date. The unaudited pro forma statements of operations for the year ended December 31, 2008 and the three months ended March 31, 2009 give effect to the aforementioned events as if all such events had occurred on January 1, 2008.

The adjustments made in the Pro Forma Financials are preliminary and have been made solely for purposes of developing the pro forma financial information for illustrative purposes necessary to comply with the requirements of the SEC. The Pro Forma Financials should be read together with the Company’s consolidated financial statements as of December 31, 2008 and for each of the years in the three-year period ended December 31, 2008, including the accompanying notes thereto and the Company’s unaudited consolidated financial statements as of March 31, 2009 and for each of the three-month periods ended March 31, 2009 and 2008, including the accompanying notes thereto.
Item 9.01 Financial Statements and Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Updated sections of the Company’s Annual Report on Form 10-K for the period ending December 31, 2008:
•	Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in order to update the original Item 7 set forth in the Company’s 2008 10-K.

•
Part II — Item 8. Financial Statements and Supplementary Data — Financial Statements (including related notes to the consolidated Financial Statements) as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 in order to update the original Item 8 set forth in the Company’s 2008 10-K.

99.2	Unaudited Pro Forma Financial Statements of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: June 22, 2009	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	Chief Administrative Officer; EVP, Business Affairs; General Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated June 22, 2009
Westwood One, Inc.

Exhibit
No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Updated sections of the Company’s Annual Report on Form 10-K for the period ending December 31, 2008:
•	Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in order to update the original Item 7 set forth in the Company’s 2008 10-K.

•
Part II — Item 8. Financial Statements and Supplementary Data — Financial Statements (including related notes to the consolidated Financial Statements) as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 in order to update the original Item 8 set forth in the Company’s 2008 10-K.

99.2	Unaudited Pro Forma Financial Statements of the Company